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                                                          EXHIBIT 7


             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6
No. 333-42479) pertaining to the Lincoln Life Flexible Premium Variable Life Separate Account M, and to the use therein of our report dated February 5, 1998, with respect to the statutory-basis financial statements of The Lincoln National Life Insurance Company.


                                             /s/ Ernst & Young LLP


Fort Wayne, Indiana
April 22, 1998